                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                          CONTRIBUTION, CONVEYANCE AND
                              ASSUMPTION AGREEMENT

                                      INDEX

ARTICLE I DEFINITIONS; SCHEDULES....................................................................         4
   1.1      Definitions.............................................................................         4
   1.2      Schedules and Exhibits..................................................................         7
ARTICLE II TRANSACTIONS.............................................................................         7
   2.1      Contribution by New Gauley to NNG LLC of Assets.........................................         7
   2.2      Contribution by WPP to WPP LLC of Assets................................................         8
   2.3      Contribution by Great Northern to GNP LLC of Assets.....................................         8
   2.4      Contribution by Ark to ACIN LLC of Assets...............................................         8
   2.5      Contribution by New Gauley to the MLP of Interest in NNG LLC............................         9
   2.6      Contribution by WPP to the MLP of Interest in WPP LLC...................................         9
   2.7      Contribution by Great Northern to the MLP of Interest in GNP LLC........................         9
   2.8      Contribution by Ark to the MLP of Interest in ACIN LLC..................................        10
   2.9      Public Cash Contribution................................................................        10
   2.10     Public Cash Contribution to Ark.........................................................        10
   2.11     MLP Receipt of Public Cash..............................................................        10
   2.12     Ark Receipt of Public Cash..............................................................        10
   2.13     NNG LLC Receipt of Offering Proceeds....................................................        10
   2.14     WPP LLC Receipt of Offering Proceeds....................................................        10
   2.15     GNP LLC Receipt of Offering Proceeds....................................................        10
   2.16     Contribution by New Gauley to GP LP of its SPLs.........................................        10
   2.17     Contribution by WPP to GP LP of its SPLs................................................        10
   2.18     Contribution by Great Northern to GP LP of its SPLs.....................................        10
   2.19     Contribution by Ark to GP LP of its SPLs................................................        11
   2.20     Conversion of SPLs......................................................................        11
   2.21     Payment of Transaction Costs, Offering Proceeds and Capital Expenditures................        11
   2.22     Contribution by the MLP to the OLLC of the Membership Interests in the LLCs.............        11
   2.23     Exercise of the Shoe....................................................................        11
   2.24     Specific Conveyances....................................................................        11
ARTICLE III ASSUMPTION OF CERTAIN LIABILITIES.......................................................        12
   3.1      Assumption by the NNG LLC of the New Gauley Debt........................................        12
   3.2      Assumption by the WPP LLC of the WPP Debt...............................................        12
   3.3      Assumption by the GNP LLC of the Great Northern Debt....................................        12
ARTICLE IV TITLE MATTERS............................................................................        12
   4.1      Encumbrances............................................................................        12
   4.2      Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws........................        13
   4.3      General Provision Relating to Assumption Liabilities....................................        14
ARTICLE V FURTHER ASSURANCES........................................................................        15
   5.1      Further Assurances......................................................................        15
   5.2      Power of Attorney.......................................................................        15
ARTICLE VI MISCELLANEOUS............................................................................        16
   6.1      Order of Completion of Transactions.....................................................        16
   6.2      Consents; Restriction on Assignment.....................................................        16
   6.3      Costs...................................................................................        16
   6.4      Ad Valorem Tax Payment..................................................................        17
   6.5      Headings; References; Interpretation....................................................        19



                                        i
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
   6.6      Successors and Assigns..................................................................        19
   6.7      No Third Party Rights...................................................................        19
   6.8      Counterparts............................................................................        19
   6.9      Governing Law...........................................................................        19
   6.10     Severability............................................................................        20
   6.11     Deed; Bill of Sale; Assignment..........................................................        20
   6.12     Amendment or Modification...............................................................        20
   6.13     Integration.............................................................................        20

                CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

      THIS CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT (this "Agreement") is made, entered into and effective as of the 17th day of October, 2002, by and among New Gauley Coal Corporation, a West Virginia corporation ("New Gauley"); Western Pocahontas Properties Limited Partnership, a Delaware limited partnership ("WPP"); Great Northern Properties Limited Partnership, a Delaware limited partnership ("Great Northern"); Ark Land Company, a Delaware corporation ("Ark"); NNG LLC, a Delaware limited liability company ("NNG LLC"); WPP LLC, a Delaware limited liability company ("WPP LLC"); GNP LLC, a Delaware limited liability company ("GNP LLC"); ACIN LLC, a Delaware limited liability company ("ACIN LLC"); Robertson Coal Management LLC, a Delaware limited liability company ("RCM LLC"); NRP (Operating) LLC, a Delaware limited liability company (the "OLLC"); GP Natural Resource Partners LLC, a Delaware limited liability company ("GP LLC"); NRP (GP) LP, a Delaware limited partnership ("GP LP"); and Natural Resource Partners L.P., a Delaware limited partnership (the "MLP").

                                    RECITALS

      WHEREAS, GP LLC and GP LP have formed the MLP pursuant to the Delaware Revised Uniform Limited Partnership Act for the purpose of, among other things, acquiring, owning and operating certain assets of New Gauley, WPP, Great Northern and Ark used in the business of owning and managing coal properties;

      WHEREAS, in furtherance of accomplishing the objectives and purposes set forth in the preceding recital, the following actions have been taken prior to the date hereof:

      1. New Gauley has formed NNG LLC to which New Gauley contributed $1,000 in exchange for all the membership interests in NNG LLC.

      2. WPP has formed WPP LLC to which WPP contributed $1,000 in exchange for all the membership interests in WPP LLC.

      3. Great Northern has formed GNP LLC to which Great Northern contributed $1,000 in exchange for all the membership interests in GNP LLC.

      4. Ark has formed ACIN LLC to which Ark contributed $1,000 in exchange for all the membership interest in ACIN LLC.

      5. Corbin J. Robertson, Jr. ("CR") and Ark have formed GP LLC to which CR has contributed $577.50 in exchange for a 57.75% member interest and Ark has contributed $422.50 in exchange for a 42.25% member interest.

      6. CR has formed RCM LLC to which CR contributed his 57.75% interest in GP LLC in exchange for all the membership interest in RCM LLC.

      7. New Gauley, WPP, Great Northern, Ark and GP LLC have formed GP LP to which New Gauley has contributed $18.40 in exchange for a 1.8399816% limited partner interest, WPP has contributed $460.80 in exchange for a 46.0795392%
            limited partner interest, Great Northern has contributed $98.30 in exchange for a 9.8299017% limited partner interest, Ark has contributed $422.50 in exchange for a 42.2495775% limited partner interest and GP LLC has contributed $0.01 in exchange for a 0.001% general partner interest.(1)

      8. GP LP and GP LLC have formed the MLP to which GP LP has contributed $20 in exchange for the 2% general partner interest (including 65% of the incentive distribution rights of the MLP (the "Incentive Distribution Rights")), and GP LLC has contributed $980 in exchange for a 98% limited partner interest.(2)

      9. The MLP has formed the OLLC to which it has contributed $1,000 in exchange for all the membership interests in the OLLC.

            WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the following shall occur:

      10. New Gauley will contribute certain assets to NNG LLC as a capital contribution and in exchange for membership interests and an assumption of certain debt related to the assets.

      11. WPP will contribute certain assets to WPP LLC as a capital contribution and in exchange for membership interests and an assumption of certain debt related to the assets.

      12. Great Northern will contribute certain assets to GNP LLC as a capital contribution and in exchange for membership interests and an assumption of certain debt related to the assets.

      13. Ark will contribute assets to ACIN LLC as a capital contribution and in exchange for membership interests.

      14. New Gauley will contribute its membership interests in NNG LLC to the MLP in exchange for (a) a 0.0368% special limited partner interest ("SPL"), (b) 116,957 common units representing common limited partner interests ("Common Units"), constituting a 0.5% interest in the MLP, (c) 208,907 subordinated units, representing subordinated limited partner interests of the MLP ("Subordinated Units"), constituting a 0.9% interest in the MLP and (d) 0.8% of the Incentive Distribution Rights.

      15. WPP will contribute its interest in WPP LLC to the MLP in exchange for (a) a 0.9216% SPL, (b) 3,158,166 Common Units, constituting a 13.7% interest in the MLP, (c) 5,231,766 Subordinated Units, constituting a 22.7% interest in the MLP, (d) 19.94% of the Incentive Distribution Rights and (e) the right to receive $11,520 as reimbursement for certain capital expenditures.

----------
(1) Ark has an aggregate 42.25% interest in GP LP based on its 42.2495775% limited partner interest and its 0.0004225% general partner interest.

(2) At closing, the limited partner interest acquired by GP LLC is redeemed by the MLP for $980.

      16. Great Northern will contribute its interest in GNP LLC to the MLP in exchange for (a) a 0.1966% SPL, (b) 607,362 Common Units, constituting a 2.6% interest in the MLP, (c) 1,116,065 Subordinated Units, constituting a 4.8% interest in the MLP and (d) 4.26% of the Incentive Distribution Rights.

      17. Ark will contribute its interest in ACIN LLC to the MLP in exchange for (a) a 0.8450% SPL, (b) 4,796,920 Common Units, constituting a 20.8% interest in the MLP, (c) 4,796,920 Subordinated Units, constituting a 20.8% interest in the MLP and (d) 10% of the Incentive Distribution Rights.

      18. The public, through the Underwriters, will contribute $51,975,000 ($48,401,718.75 net of the Underwriters' 6.5% spread and the Lehman structuring fee) to the MLP in exchange for 2,598,750 Common Units, constituting a 11.2% interest in the MLP.

      19. The public, through the Underwriters, will pay $38,025,000 ($35,410.781.25 net of the Underwriters' 6.5% spread and the Lehman structuring fee) to Ark in exchange for 1,901,250 Common Units, constituting a 8.2% interest in the MLP.

      20. New Gauley will contribute its SPLs to GP LP as capital contribution to continue its interest in GP LP.

      21. WPP will contribute its SPLs to GP LP as capital contribution to continue its interest in GP LP.

      22. Great Northern will contribute its SPLs to GP LP as capital contribution to continue its interest in GP LP.

      23. Ark will contribute its SPLs to GP LP as capital contribution to continue its interest in GP LP.

      24. The SPLs held by GP LP will be converted to an additional general partner capital interest in the MLP.

      25. The MLP (a) will pay the transaction expenses,(3) estimated to be $5,000,000, (b) will contribute some of the remaining cash to NNG LLC ($1,609,066), WPP LLC ($36,000,000) and GNP LLC ($7,511,039)
            which, in turn will use the funds to retire all or a portion of their debt ($1,609,066 $36,000,000 and $7,511,039, respectively),
            (c) will distribute $11,520 to WPP to reimburse it for certain capital expenditures and (d) will retain $1,000,000 for working capital.

      26. The MLP will contribute its interests in NNG LLC, WPP LLC, GNP LLC, and ACIN LLC to the OLLC as a capital contribution.

----------
(3) The MLP will reimburse the parties for any payments of transaction expenses; ACIN LLC will pay 42.25% or reimburse the MLP for 42.25% of the transaction expenses including retained working capital (which share is estimated to be $2,535,000).

      27. If the over-allotment option (the "Shoe") is exercised in full, 57.75% of the net proceeds ($7,289,494) will be contributed to the MLP which, in turn, will contribute a portion ($1,411,898) to the OLLC which, in turn, will contribute a portion to GNP LLC ($1,411,898) which will use the funds to retire the debt; the balance of the proceeds ($5,877,597) will be used by the MLP to redeem 311,040 of the Common Units held by WPP and 3,270 of the Common Units held by New Gauley at a price of $18.70 per unit ($20 less the Underwriters' spread) in reimbursement of certain capital expenditures. To the extent the Shoe is not exercised, Great Northern and New Gauley will purchase up to 66,353 and 9,150 of the Common Units, respectively, with the proceeds being used, as described above, to retire debt of GNP LLC.(4) The balance (42.25%) of the net proceeds will be paid to Ark in exchange for its share (42.25%) of the Common Units sold pursuant to the exercise of the Shoe.

      NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:

                                   ARTICLE I
                             DEFINITIONS; SCHEDULES

      1.1 Definitions. The following capitalized terms have the meanings given below.

            "ACIN LLC" has the meaning assigned to such term in the opening paragraph.

            "Agreement" has the meaning assigned to such term in the opening paragraph.

            "Ark" has the meaning assigned to such term in the opening paragraph.

            "Ark Assets" has the meaning assigned to such term in Section 2.4.

            "Ark Operators" has the meaning assigned to such term in Section 6.4(a).

            "Ark Reservations" has the meaning assigned to such term in Section 2.4.

            "Ark Reservations Taxes" has the meaning assigned to such term in
            Section 6.4(a).

            "Ark Taxes" has the meaning assigned to such term in Section 6.4(a).

            "Attorney-in-Fact" has the meaning assigned to such term in Section 5.2.

            "Beneficial Owner" has the meaning assigned to such term in Section 6.2.

            "Common Units" has the meaning assigned to such term in Recital 14.

----------
(4) If the Shoe is not exercised, there will be $98,154 additional working capital equal in the MLP to the spread on the units bought by Great Northern (66,353) and New Gauley (9,150) as they will pay the same price as the public and no spread will be paid on them.

            "Contributing Parties" has the meaning assigned to such term in
            Section 5.2.

            "Conveyed Assets" has the meaning assigned to such term in Section 5.2.

            "Conveying Documents" has the meaning assigned to such term in
            Section 4.1(b).

            "CR" has the meaning assigned to such term in Recital 5.

            "Effective Date" means October 17, 2002.

            "Effective Time" means 12:01 a.m. Eastern Standard Time on the Effective Date.

            "GNP LLC" has the meaning assigned to such term in the opening paragraph.

            "GP LLC" has the meaning assigned to such term in the opening paragraph.

            "GP LP" has the meaning assigned to such term in the opening paragraph.

            "Great Northern" has the meaning assigned to such term in the opening paragraph.

            "Great Northern Assets" has the meaning assigned to such term in
            Section 2.3.

            "Great Northern Debt" has the meaning assigned to such term in
            Section 2.3.

            "Great Northern Operators" has the meaning assigned to such term in
            Section 6.4(d).

            "Great Northern Reservations" has the meaning assigned to such term in Section 2.3.

            "Great Northern Reservations Taxes" has the meaning assigned to such term in Section 6.4(d).

            "Great Northern Taxes" has the meaning assigned to such term in
            Section 6.4(d).

            "Incentive Distribution Rights" has the meaning assigned to such term in Recital 8.

            "Initial Offering" has the meaning assigned to such term in the Partnership Agreement.

            "Laws" means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

            "MLP" has the meaning assigned to such term in the opening paragraph.

            "New Gauley" has the meaning assigned to such term in the opening paragraph.

            "New Gauley Assets" has the meaning assigned to such term in Section 2.1.

            "New Gauley Debt" has the meaning assigned to such term in Section 2.1.

            "New Gauley Operators" has the meaning assigned to such term in
            Section 6.4(c).

            "New Gauley Reservations" has the meaning assigned to such term in
            Section 2.1.

            "New Gauley Reservations Taxes" has the meaning assigned to such term in Section 6.4(c).

            "New Gauley Taxes" has the meaning assigned to such term in Section 6.4(c).

            "NNG" has the meaning assigned to such term in the opening paragraph.

            "Offering Costs" has the meaning assigned to such term in Section 2.21.

            "Offering Proceeds" has the meaning assigned to such term in Section 2.11.

            "OLLC" has the meaning assigned to such term in the opening paragraph.

            "Omnibus Agreement" has the meaning assigned to such term in the Partnership Agreement.

            "Partnership Agreement" means the Agreement of Limited Partnership of the MLP, as it may be amended and restated from time to time.

            "RCM LLC" has the meaning assigned to such term in the opening paragraph.

            "Restriction" has the meaning assigned to such term in Section 6.2.

            "Restriction Asset" has the meaning assigned to such term in Section 6.2.

            "Shoe" has the meaning assigned to such term in Recital 27.

            "Specific Conveyances" has the meaning assigned to such term in
            Section 2.24.

            "SPL" has the meaning assigned to such term in Recital 14.

            "Subordinated Units" has the meaning assigned to such term in Recital 14.

            "Underwriters" has the meaning assigned to such term in the Partnership Agreement.

            "WPP" has the meaning assigned to such term in the opening paragraph.

            "WPP Assets" has the meaning assigned to such term in Section 2.2.

            "WPP Debt" has the meaning assigned to such term in Section 2.2.

            "WPP LLC" has the meaning assigned to such term in the opening paragraph.

            "WPP Operators" has the meaning assigned to such term in Section 6.4(b).

            "WPP Reservations" has the meaning assigned to such term in Section 2.2.

            "WPP Reservations Taxes" has the meaning assigned to such term in
            Section 6.4(b).

            "WPP Taxes" has the meaning assigned to such term in Section 6.4(b).

      1.2 Schedules and Exhibits. The following schedules and exhibits are attached hereto:

            Schedule 2.1 - New Gauley Assets

            Schedule 2.2 - WPP Assets

            Schedule 2.3 - Great Northern Assets

            Schedule 2.4 - Ark Assets

                                   ARTICLE II
                                  TRANSACTIONS

      2.1 Contribution by New Gauley to NNG LLC of Assets. New Gauley hereby contributes, transfers and assigns to NNG LLC, its successors and assigns, for its and their own use forever, all right, title and interest of New Gauley in and to all the assets described on Schedule 2.1 (the "New Gauley Assets") and NNG LLC hereby accepts the New Gauley Assets, as a capital contribution and in exchange for an assumption of $1,609,066 in debt related to the New Gauley Assets (the "New Gauley Debt"); provided, however, that subject to the rights of NNG LLC, its successors and assigns, to use or consume the same in connection with its coal mining operations, New Gauley reserves, for itself and its successors and assigns, all of its interest in timber and the surface estate of the assets described on Schedule 2.1 and such reserved interests are not included in the New Gauley Assets. New Gauley is not contributing, transferring and assigning to NNG LLC, its successors and assigns, oil and gas (except that New Gauley is contributing, transferring and assigning to NNG LLC, its successors and assigns, any and all right, title and interest of New Gauley in and to the oil and gas estate located in Nicholas and Greenbrier County, West Virginia with respect to the New Gauley Assets due to these interests being the subject of outleases to third parties) such interests are not included in the New Gauley Assets. The interests and estates being retained by New Gauley as set forth in this paragraph are herein called the "New Gauley Reservations".

      TO HAVE AND TO HOLD the New Gauley Assets unto NNG LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, and in such instruments of conveyance forever.

      2.2 Contribution by WPP to WPP LLC of Assets. WPP hereby contributes, transfers and assigns to WPP LLC, its successor and assigns, for its and their use forever, all right, title and interest of WPP in and to all the assets described on Schedule 2.2 ("WPP Assets") and WPP LLC hereby accepts the WPP Assets as a capital contribution and in exchange for an assumption of $36,000,000 in debt related to the WPP Assets (the "WPP Debt"); provided, however, that subject to the rights of WPP LLC, its successors and assigns to use or consume the same in connection with its coal mining operations, WPP reserves, for itself and its successors and assigns, all of its interest in timber and the surface estate, less and excepting one surface estate located in Raleigh County, West Virginia, of the assets described on Schedule 2.2 and such reserved interests are not included in the WPP Assets. WPP is not contributing, transferring and assigning to WPP LLC, its successors and assigns, oil and gas due to these interests being previously severed and such interests are not included in the WPP Assets. The interests and estates being retained by WPP as set forth in this paragraph are herein called the "WPP Reservations".

            TO HAVE AND TO HOLD the WPP Assets unto WPP LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, and in such instruments of conveyance forever.

      2.3 Contribution by Great Northern to GNP LLC of Assets. Great Northern hereby contributes, transfers and assigns to GNP LLC, its successor and assigns, for its and their use forever, all right, title and interest of Great Northern in and to all the assets described on Schedule 2.3 (the "Great Northern Assets") and GNP LLC hereby accepts the Great Northern Assets as a capital contribution and in exchange for an assumption of $8,922,937 in debt related to the Great Northern Assets (the "Great Northern Debt"); provided, however, that subject to the rights of GNP LLC, its successors and assigns, to use or consume the same in connection with its coal mining operations, Great Northern is not contributing, transferring and assigning to GNP LLC, its successors and assigns, any coal bed methane and oil and gas due to these interests being previously severed and such interests are not included in the assets described on Schedule 2.3 and such interests are not included in the Great Northern Assets. The interests and estates being retained by Great Northern as set forth in this paragraph are herein called the "Great Northern Reservations".

            TO HAVE AND TO HOLD the Great Northern Assets unto GNP LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, and in such instruments of conveyance forever.

      2.4 Contribution by Ark to ACIN LLC of Assets. Ark hereby contributes, transfers and assigns to ACIN LLC, its successor and assigns, for its and their use forever, all right, title and interest of Ark in and to all the assets described on Schedule 2.4 ("Ark Assets") and ACIN LLC hereby accepts the Ark Assets as a capital contribution; provided, however, that subject to the rights of ACIN LLC, its successors and assigns, to use or consume the same in connection with its coal mining operations, Ark reserves, for itself and its successors and assigns, (a) the oil and gas estate, and the coal bed methane estate to the extent, if any, it is not otherwise included in the oil and gas estate, contained within those properties(5) described on Schedule 2.4 that are located in Harlan and Letcher Counties, Kentucky, and Wise County, Virginia and that are subject to oil and gas leases to Columbia Natural Resources, Inc., (b) a royalty interest with respect to the oil and gas estates of the assets described on
Schedule 2.4 other than those assets included in clause (a) above, but only those assets that as of the date hereof are not subject to an oil and gas lease with any third party, such royalty interest being equal to eighty percent of whatever royalties may from time to time be reserved by ACIN LLC, its successors and assigns, with respect to such oil and gas (and, for greater clarity, there is no such reservation under this clause (b) with respect to assets of which the oil and gas estates are currently leased to third parties), and (c) a royalty interest in the coal bed methane estate of the assets described on Schedule 2.4 (but excluding those assets covered by clause (a) above and without duplication of the royalty interest reserved in clause (b) above to the extent, if any, coal bed methane is included in the oil and gas estate), such royalty interest being equal to eighty percent of whatever royalties may from time to time be reserved by ACIN LLC, its successors and assigns, with respect to such coal bed methane; and such reserved interests referenced in clauses (a), (b), and (c) above are not included in the Ark Assets. The interests and estates being retained by Ark as set forth in this paragraph are herein called the "Ark Reservations".

            TO HAVE AND TO HOLD the Ark Assets unto ACIN LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, and in such instruments of conveyance forever.

      2.5 Contribution by New Gauley to the MLP of Interest in NNG LLC. New Gauley hereby grants, contributes, transfers, assigns and conveys to the MLP, all of its membership interests in NNG LLC in exchange for (a) a 0.0368% SPL,
(b) 116,957 Common Units, constituting a 0.5% interest in the MLP, (c) 208,907 Subordinated Units, constituting a 0.9% interest in the MLP and (d) 0.8% of the Incentive Distribution Rights.

      2.6 Contribution by WPP to the MLP of Interest in WPP LLC. WPP hereby grants, contributes, transfers, assigns and conveys to the MLP all of its membership interests in WPP LLC in exchange for (a) a 0.9216% SPL, (b) 3,158,166 Common Units, constituting a 13.7% interest in the MLP, (c) 5,231,766 Subordinated Units, constituting a 22.7% interest in the MLP, (d) 19.94% of the Incentive Distribution Rights and (d) the right to receive $11,520 as reimbursement for certain capital contributions.

      2.7 Contribution by Great Northern to the MLP of Interest in GNP LLC. Great Northern hereby grants, contributes, transfers, assigns and conveys to the MLP all of its membership interests in GNP LLC in exchange for (a) a 0.1966% SPL, (b) 607,362 Common Units, constituting a 2.6% interest in the MLP, (c) 1,116,065 Subordinated Units, constituting a 4.8% interest in the MLP and (d) 4.26% of the Incentive Distribution Rights.

----------
(5) These properties contain an oil and gas lease to Columbia Natural Resources, Inc. This lease does not include the coal bed methane estate, but grants Columbia a right of first option as to any lease of the coal bed methane estate.

      2.8 Contribution by Ark to the MLP of Interest in ACIN LLC. Ark hereby grants, contributes, transfers, assigns and conveys to the MLP all of its membership interest in ACIN LLC in exchange for (a) a 0.8450% SPL, (b) 4,796,920 Common Units, constituting a 20.8% interest in the MLP, (c) 4,796,920 Subordinated Units, constituting a 20.8% interest in the MLP and (d) 10% of the Incentive Distribution Rights.

      2.9 Public Cash Contribution. The parties to this Agreement acknowledge a cash contribution of $48,401,718.75 (being a gross contribution of $51,975,000 reduced by the Underwriters' 6.5% spread and the Lehman structuring fee) from the public to the MLP in exchange for 2,598,750 Common Units, representing a 11.2% limited partner interest in the MLP.

      2.10 Public Cash Contribution to Ark. The parties to this Agreement acknowledge a cash contribution of $35,553,375 (being a gross contribution of $38,410,781.25 reduced by the Underwriters' 6.5% spread and the Lehman structuring fee) from the public to Ark in exchange for 1,901,250 Common Units, representing a 8.2% interest in the MLP.

      2.11 MLP Receipt of Public Cash. The MLP acknowledges receipt of $48,401,718.75 in cash obtained from the Initial Offering (the "Offering Proceeds") as a capital contribution to the MLP.

      2.12 Ark Receipt of Public Cash. Ark acknowledges receipt of $35,410,781.25 in cash obtained from the Initial Offering in exchange for 1,901,250 Common Units, representing a 7.8% limited partner interest in the MLP.

      2.13 NNG LLC Receipt of Offering Proceeds. NNG LLC acknowledges receipt of $1,635,000 in cash obtained from the MLP.

      2.14 WPP LLC Receipt of Offering Proceeds. WPP LLC acknowledges receipt of $36,000,000 in cash obtained from the MLP.

      2.15 GNP LLC Receipt of Offering Proceeds. GNP LLC acknowledges receipt of $7,485,105 in cash obtained from the MLP.

      2.16 Contribution by New Gauley to GP LP of its SPLs. New Gauley hereby grants, contributes, transfers, assigns and conveys to GP LP, as a capital contribution, its SPLs to continue its interest in GP LP, and GP LP hereby accepts the same.

      2.17 Contribution by WPP to GP LP of its SPLs. WPP hereby contributes, transfers and assigns to GP LP, as a capital contribution, its SPLs to continue its interest in GP LP, and GP LP hereby accepts the same.

      2.18 Contribution by Great Northern to GP LP of its SPLs. Great Northern herby contributes, transfers and assigns to GP LP, as a capital contribution, its SPLs to continue its interest in GP LP, and GP LP hereby accepts the same.

      2.19 Contribution by Ark to GP LP of its SPLs. Ark hereby contributes, transfers and assigns to GP LP, as a capital contribution, its SPLs to continue its interest in GP LP, and GP LP hereby accepts the same.

      2.20 Conversion of SPLs. The parties acknowledge that the SPLs held by GP LP will be converted to an additional general partner interest in the MLP.

      2.21 Payment of Transaction Costs, Offering Proceeds and Capital Expenditures. The parties to this Agreement acknowledge that the MLP has used all of such capital contribution (a) to pay transaction costs accrued in connection with the Initial Offering, including without limitation the Underwriters' 6.5% spread and the Lehman structuring fee, that are due and payable or that have previously been paid (collectively, the "Offering Costs") and (b) to pay the balance of the Offering Proceeds to the NNG LLC ($1,609,066), WPP LLC ($36,000,000) and GNP LLC ($7,511,039) as a capital contribution in each of NNG LLC, WPP LLC and GNP LLC which, in turn will use the funds to retire a portion of their debt ($1,609,066, $36,000,000 and $7,511,039, respectively) and
(c) to distribute $11,520 to WPP as reimbursement for certain capital expenditures.

      2.22 Contribution by the MLP to the OLLC of the Membership Interests in the LLCs. The MLP hereby contributes, transfers and assigns to the OLLC, as a capital contribution, the MLP's interests in NNG LLC, WPP LLC, GNP LLC and ACIN LLC, respectively.

      2.23 Exercise of the Shoe. The parties to this Agreement hereby acknowledge that (x) in the event the Underwriters exercise their over allotment option pursuant to Section 2 of the Underwriting Agreement, the MLP shall contribute a portion ($1,411,898) of the net proceeds from the exercise of the Shoe to the OLLC as a capital contribution which shall, in turn, contribute that portion to GNP LLC ($1,411,898), which shall be used to retire the debt; the balance of the net proceeds from the exercise of the Shoe ($5,877,597) shall be used by the MLP to redeem 311,040 of the Common Units held by WPP and 3,270 of the Common Units held by New Gauley at a price of $18.70 per unit for reimbursement of capital expenditures and (y) to the extent the Shoe is not exercised, Great Northern and New Gauley will purchase up to 66,353 and 9,150 Common Units, respectively, and the net proceeds will be used as described above, to retire debt of Great Northern LLC. The balance (42.25%) of the net proceeds will be paid to Ark in exchange for its share (42.25%) of the Common Units sold to Ark pursuant to the exercise of the Shoe.

      2.24 Specific Conveyances. To further evidence the asset contributions set forth in Sections 2.1, 2.2, 2.3 and 2.4 above, each party making such contribution may have executed and delivered to the party receiving such contribution certain conveyance, assignment and bill of sale instruments (the "Specific Conveyances"). The Specific Conveyances shall evidence and perfect such sale and contribution made by this Agreement and shall not constitute a second conveyance of any assets or interests therein and shall control over any contrary terms of this Agreement.

                                  ARTICLE III
                        ASSUMPTION OF CERTAIN LIABILITIES

      3.1 Assumption by the NNG LLC of the New Gauley Debt. In connection with the capital contribution by New Gauley to NNG LLC, as set forth in Section 2.1 above, NNG LLC hereby assumes and agrees to duly and timely pay, perform and discharge the New Gauley Debt, to the full extent that New Gauley has been heretofore or would have been in the future obligated to pay, perform and discharge the New Gauley Debt were it not for such execution and delivery of this Agreement; provided however that said assumption and agreement to duly and timely pay, perform and discharge the New Gauley Debt shall not (i) increase the obligation of NNG LLC with respect to the New Gauley Debt beyond that of New Gauley, (ii) waive any valid defense that was available to New Gauley with respect to the New Gauley Debt or (iii) enlarge any rights or remedies of any third party with respect to the New Gauley Debt.

      3.2 Assumption by the WPP LLC of the WPP Debt. In connection with the capital contribution by WPP to WPP LLC, as set forth in Section 2.2 above, WPP LLC hereby assumes and agrees to duly and timely pay, perform and discharge the WPP Debt, to the full extent that WPP has been heretofore or would have been in the future obligated to pay, perform and discharge the WPP Debt were it not for such contribution and the execution and delivery of this Agreement; provided however that said assumption and agreement to duly and timely pay, perform and discharge the WPP Debt shall not (i) increase the obligation of the WPP LLC with respect to the WPP Debt beyond that of WPP, (ii) waive any valid defense that was available to WPP with respect to the WPP Debt or (iii) enlarge any rights or remedies of any third party with respect to the WPP Debt.

      3.3 Assumption by the GNP LLC of the Great Northern Debt. In connection with the capital contribution by Great Northern to GNP LLC, as set forth in
Section 2.3 above, GNP LLC hereby assumes and agrees to duly and timely pay, perform and discharge the Great Northern Debt, to the full extent that Great Northern has been heretofore or would have been in the future obligated to pay, perform and discharge the Great Northern Debt were it not for such contribution and the execution and delivery of this Agreement; provided however that said assumption and agreement to duly and timely pay, perform and discharge the Great Northern Debt shall not (i) increase the obligation of the MLP with respect to the Great Northern Debt beyond that of Great Northern, (ii) waive any valid defense that was available to Great Northern with respect to the Great Northern Debt or (iii) enlarge any rights or remedies of any third party with respect to the Great Northern Debt.

                                   ARTICLE IV
                                  TITLE MATTERS

      4.1 Encumbrances.

            (a) Except to the extent provided in Article II or any other document executed in connection with this Agreement or the Initial Offering including, without limitation, the Omnibus Agreement, the contribution and conveyance of the various Conveyed Assets (as defined below) as reflected in this Agreement are made expressly subject to (i) all recorded and specifically identified unrecorded liens, encumbrances, agreements, defects, restrictions, adverse claim and all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdiction over the Conveyed Assets and operations conducted thereon or therewith, in each case to the extent the same are valid and enforceable and affect the Conveyed Assets (provided, however, that each grantor of any of the Conveyed Assets warrants and represents to the respective grantee of the Conveyed Assets that such grantor's Conveyed Assets are not encumbered by (x) any mortgages, deeds of trust, security interests, or other contractual liens, in each case by, through, or under such grantor (including matters knowingly assumed or taken subject to by such grantor), but not otherwise, except for such matters as are specifically identified in the Omnibus Agreement, this Agreement or the Conveying Documents or (y) any liens with respect to which the secured debt is past due, (ii) all matters that a current on the ground survey or visual inspection of the Conveyed Assets would reflect, (iii) the applicable liabilities assumed in Article III, and (iv) all matters contained in the applicable provisions of Article II.

            (b) To the extent that the parties have executed, or hereafter do execute, deeds, bills of sale, or other conveyance documents ("Conveying Documents"), then the provisions set forth in Section 4.1(a) immediately above shall also be applicable to the conveyances under the Conveying Documents.

      4.2 Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.

            (A) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE INITIAL OFFERING INCLUDING, WITHOUT LIMITATION THE OMNIBUS AGREEMENT, THE PARTIES TO THIS AGREEMENT ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES TO THIS AGREEMENT HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS, OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED, OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY, OR CONDITION OF ANY ASSET, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY, OR ENVIRONMENTAL CONDITION OF ANY ASSET GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE CONVEYED ASSETS, (B) THE INCOME TO BE DERIVED FROM THE CONVEYED ASSETS, (C) THE SUITABILITY OF THE CONVEYED ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE CONVEYED ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE CONVEYED ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE INITIAL OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, THE PARTIES TO THIS AGREEMENT ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE RESPECTIVE CONVEYED ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE RESPECTIVE CONVEYED ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OF THE PARTIES TO THIS AGREEMENT. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE INITIAL OFFERING INCLUDING, WITHOUT

LIMITATION, THE OMNIBUS AGREEMENT, NONE OF THE PARTIES TO THIS AGREEMENT IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE CONVEYED ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE INITIAL OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, EACH OF THE PARTIES TO THIS AGREEMENT ACKNOWLEDGE THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE CONVEYED ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN "AS IS", "WHERE IS" CONDITION WITH ALL FAULTS, AND THE CONVEYED ASSETS ARE CONTRIBUTED AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS SECTION SHALL SURVIVE SUCH CONTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES TO THIS AGREEMENT AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY, WITH RESPECT TO THE CONVEYED ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE INITIAL OFFERING, INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT.

            (b) To the extent that certain jurisdictions in which the Conveyed Assets are located may require that documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the disclaimers set forth in Section 4.2(a) immediately above shall also be applicable to the conveyances under such documents, except as otherwise provided in such document.

            (c) The contributions of the Conveyed Assets made under this Agreement are made with full rights of substitution and subrogation of the respective parties receiving such contributions, and all persons claiming by, through and under such parties, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of the parties contributing the Conveyed Assets, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Conveyed Assets.

            (d) Each of the parties to this Agreement agrees that the disclaimers contained in this Section 4.2 are "conspicuous" disclaimers. Any covenants implied by statute or law by the use of the words "grant," "convey," "bargain," "sell," "assign," "transfer," "deliver," or "set over" or any of them or any other words used in this Agreement or any exhibits hereto are hereby expressly disclaimed, waived or negated.

            (e) Each of the parties to this Agreement hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.

      4.3 General Provision Relating to Assumption Liabilities. Notwithstanding the terms and conditions of the Conveying Documents, each grantor of the Conveyed Assets shall remain responsible for all liabilities and obligations related thereto arising prior to the date hereof, and each grantee of the Conveyed Assets shall assume responsibility for liabilities and obligations related thereto first arising on and after the date hereof, under or in connection with any and all covenants, leases, or agreements of record, or any assumed coal leases, affecting the respective Conveyed Assets.

                                   ARTICLE V
                               FURTHER ASSURANCES

      5.1 Further Assurances. From time to time after the date hereof, and without any further consideration, the parties to this Agreement agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (i) more fully to assure that the applicable parties to this Agreement own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (ii) more fully and effectively to vest in the applicable parties to this Agreement and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and (iii) more fully and effectively to carry out the purposes and intent of this Agreement.

      5.2 Power of Attorney. Each party (collectively, the "Contributing Parties") that has conveyed assets (collectively, the "Conveyed Assets") as reflected by this Agreement hereby constitutes and appoints GP LP (the "Attorney-in-Fact"), its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of the applicable Contributing Party and its successors and assigns, and for the benefit of the Attorney-in-Fact to demand and receive from time to time the Conveyed Assets contributed and to execute in the name of the applicable Contributing Party and its successors and assigns instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of the applicable Contributing Party for the benefit of the Attorney-in-Fact, any and all proceedings at law, in equity or otherwise which the Attorney-in-Fact may deem proper in order to (i) collect, assert or enforce any claims, rights or titles of any kind in and to the Conveyed Assets, (ii) defend and compromise any and all actions, suits or proceedings in respect of any of the Conveyed Assets, and (iii) do any and all such acts and things in furtherance of this Agreement as the Attorney-in-Fact shall deem advisable. Each Contributing Party hereby declares that the appointment hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of any Contributing Party or its successors or assigns or by operation of law.

                                   ARTICLE VI
                                  MISCELLANEOUS

      6.1 Order of Completion of Transactions. The transactions provided for in Articles II (except as otherwise noted) and III of this Agreement shall be completed on the Effective Date in the following order:

            First, the transactions provided for in Article II shall be completed in the order set forth therein; and

            Second, the transactions provided for in Article III shall be completed in the order set forth therein.

      6.2 Consents; Restriction on Assignment. If there are prohibitions against or conditions to the contribution and conveyance of one or more of the Conveyed Assets without the prior written consent of third parties, including, without limitation, governmental agencies (other than consents of a ministerial nature which are normally granted in the ordinary course of business), which if not satisfied would result in a material breach of such prohibitions or conditions or would give an outside party the right to terminate rights of the party to whom the applicable assets were intended to be conveyed (the "Beneficial Owner") with respect to such portion of the Conveyed Assets (herein called a "Restriction"), then any provision contained in this Agreement to the contrary notwithstanding, the transfer of title to or interest in each such portion of the Conveyed Assets (herein called the "Restriction Asset") pursuant to this Agreement shall not become effective unless and until such Restriction is satisfied, waived or no longer applies. When and if such a Restriction is so satisfied, waived or no longer applies, to the extent permitted by applicable law and any applicable contractual provisions, the assignment of the Restriction Asset subject thereto shall become effective automatically as of the Effective Time, without further action on the part of any party to this Agreement. Each of the applicable parties to this Agreement that were involved with the conveyance of a Restriction Asset agree to use their reasonable best efforts to obtain on a timely basis satisfaction of any Restriction applicable to any Restriction Asset conveyed by or acquired by any of them. The description of any portion of the Conveyed Assets as a "Restriction Asset" shall not be construed as an admission that any Restriction exists with respect to the transfer of such portion of the Conveyed Assets. In the event that any Restriction Asset exists, the applicable party agrees to continue to hold such Restriction Asset in trust for the exclusive benefit of the applicable party to whom such Restriction Asset was intended to be conveyed and to otherwise use its reasonable best efforts to provide such other party with the benefits thereof, and the party holding such Restriction Asset will enter into other agreements, or take such other action as it may deem necessary, in order to ensure that the applicable party to whom such Restriction Asset was intended to be conveyed has the assets and concomitant rights necessary to enable the applicable party to operate such Restriction Asset in all material respects as it was operated prior to the Effective Time.

      6.3 Costs. The MLP shall pay, or reimburse the other parties hereto for their payment of, all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith. In addition, the MLP shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys' fees) incurred in connection with the satisfaction or waiver of any Restriction pursuant to Section 6.2.

      6.4 Ad Valorem Tax Payment.

            (a) As between Ark and ACIN LLC, but subject to rights of reimbursement from the Ark Operators, all real estate and personal property taxes relating to the Ark Assets (herein collectively referred to as the "Ark Taxes") for which tax bills are received prior to the Closing Date shall be paid by Ark and all such tax bills received on and after the Closing Date shall be paid by ACIN LLC. Ark shall bear all real estate and personal property taxes relating to the Ark Reservations (the "Ark Reservations Taxes") for all periods of time, both before and after the Closing Date. As soon as practical after the Closing Date, Ark and ACIN LLC shall, to the extent possible, cause the applicable tax assessors to separately assess the Ark Taxes and the Ark Reservations Taxes. After tax bills are received based on the separate assessment of the Ark Taxes and the Ark Reservations Taxes, Ark shall be responsible for the timely payment of the Ark Reservations Taxes and provide to ACIN LLC proof of payment of said taxes. ACIN LLC shall then submit to the lessees of the Ark Assets (the "Ark Operators") such proof of payment of the Ark Reservations Taxes as have been paid by Ark, within a reasonable time of such payment for reimbursement by the Ark Operators under the terms of such leases. To the extent the Ark Operators reimburse ACIN LLC for the Ark Reservations Taxes, ACIN LLC shall forward such amounts to Ark. ACIN LLC shall be responsible for submitting proof of payment by ACIN LLC of the Ark Taxes to the Ark Operators for reimbursement. ACIN LLC shall pay the total amount of taxes shown on tax bills received on or after Closing that are not based on the separate assessment of the Ark Taxes and the Ark Reservations Taxes and shall be responsible for submitting proof of payment by ACIN LLC of both the Ark Taxes and the Ark Reservations Taxes to the Ark Operators for reimbursement; and Ark shall fully reimburse ACIN LLC for the full amount of the Ark Reservations Taxes, if any, which are not reimbursed by the Ark Operators.

            (b) As between WPP and WPP LLC, but subject to rights of reimbursement from the WPP Operators, all real estate and personal property taxes relating to the WPP Assets (herein collectively referred to as the "WPP Taxes") for which tax bills are received prior to the Closing Date shall be paid by WPP and all such tax bills received on and after the Closing Date shall be paid by WPP LLC. WPP shall bear all real estate and personal property taxes relating to the WPP Reservations (the "WPP Reservations Taxes") for all periods of time, both before and after the Closing Date. As soon as practical after the Closing Date, WPP and WPP LLC shall, to the extent possible, cause the applicable tax assessors to separately assess the WPP Taxes and the WPP Reservations Taxes. After tax bills are received based on the separate assessment of the WPP Taxes and the WPP Reservations Taxes, WPP shall be responsible for the timely payment of the WPP Reservations Taxes and provide to WPP LLC proof of payment of said taxes. WPP LLC shall then submit to the lessees of the WPP Assets (the "WPP Operators") such proof of payment of the WPP Reservations Taxes as have been paid by WPP, within a reasonable time of such payment for reimbursement by the WPP Operators under the terms of such leases. To the extent the WPP Operators reimburse WPP LLC for the WPP Reservations Taxes, WPP LLC shall forward such amounts to WPP. WPP LLC shall be responsible for submitting proof of payment by WPP LLC of the WPP Taxes to the WPP Operators for reimbursement. WPP LLC shall pay the total amount of taxes shown on tax bills received on or after Closing that are not based on the separate assessment of the WPP Taxes and the WPP Reservations Taxes and shall be responsible for submitting proof of payment by WPP LLC of both the WPP Taxes and the WPP Reservations Taxes to the WPP Operators for reimbursement; and WPP shall fully reimburse WPP LLC for the full amount of the WPP Reservations Taxes, if any, which are not reimbursed by the WPP Operators.

            (c) As between New Gauley and NNG LLC, but subject to rights of reimbursement from the New Gauley Operators, all real estate and personal property taxes relating to the New Gauley Assets (herein collectively referred to as the "New Gauley Taxes") for which tax bills are received prior to the Closing Date shall be paid by New Gauley and all such tax bills received on and after the Closing Date shall be paid by NNG LLC. New Gauley shall bear all real estate and personal property taxes relating to the New Gauley Reservations (the "New Gauley Reservations Taxes") for all periods of time, both before and after the Closing Date. As soon as practical after the Closing Date, New Gauley and NNG LLC shall, to the extent possible, cause the applicable tax assessors to separately assess the New Gauley Taxes and the New Gauley Reservations Taxes. After tax bills are received based on the separate assessment of the New Gauley Taxes and the New Gauley Reservations Taxes, New Gauley shall be responsible for the timely payment of the New Gauley Reservations Taxes and provide to NNG LLC proof of payment of said taxes. NNG LLC shall then submit to the lessees of the New Gauley Assets (the "New Gauley Operators") such proof of payment of the New Gauley Reservations Taxes as have been paid by New Gauley, within a reasonable time of such payment for reimbursement by the New Gauley Operators under the terms of such leases. To the extent the New Gauley Operators reimburse NNG LLC for the New Gauley Reservations Taxes, NNG LLC shall forward such amounts to New Gauley. NNG LLC shall be responsible for submitting proof of payment by NNG LLC of the New Gauley Taxes to the New Gauley Operators for reimbursement. NNG LLC shall pay the total amount of taxes shown on tax bills received on or after Closing that are not based on the separate assessment of the New Gauley Taxes and the New Gauley Reservations Taxes and shall be responsible for submitting proof of payment by NNG LLC of both the New Gauley Taxes and the New Gauley Reservations Taxes to the New Gauley Operators for reimbursement; and New Gauley shall fully reimburse NNG LLC for the full amount of the New Gauley Reservations Taxes, if any, which are not reimbursed by the New Gauley Operators.

            (d) As between Great Northern and GNP LLC, but subject to rights of reimbursement from the Great Northern Operators, all real estate and personal property taxes relating to the Great Northern Assets (herein collectively referred to as the "Great Northern Taxes") for which tax bills are received prior to the Closing Date shall be paid by Great Northern and all such tax bills received on and after the Closing Date shall be paid by GNP LLC. Great Northern shall bear all real estate and personal property taxes relating to the Great Northern Reservations (the "Great Northern Reservations Taxes") for all periods of time, both before and after the Closing Date. As soon as practical after the Closing Date, Great Northern and GNP LLC shall, to the extent possible, cause the applicable tax assessors to separately assess the Great Northern Taxes and the Great Northern Reservations Taxes. After tax bills are received based on the separate assessment of the Great Northern Taxes and the Great Northern Reservations Taxes, Great Northern shall be responsible for the timely payment of the Great Northern Reservations Taxes and provide to GNP LLC proof of payment of said taxes. GNP LLC shall then submit to the lessees of the Great Northern Assets (the "Great Northern Operators") such proof of payment of the Great Northern Reservations Taxes as have been paid by Great Northern, within a reasonable time of such payment for reimbursement by the Great Northern Operators under the terms of such leases. To the extent the Great Northern Operators reimburse GNP LLC for the Great Northern Reservations Taxes, GNP LLC shall forward such amounts to Great Northern. GNP LLC shall be responsible for submitting proof of payment by GNP LLC of the Great Northern Taxes to the Great Northern Operators for reimbursement. GNP LLC shall pay the total amount of taxes shown on tax bills received on or after Closing that are not based on the separate assessment of the Great Northern Taxes and the Great Northern Reservations Taxes and shall be responsible for submitting proof of payment by GNP LLC of both the Great Northern Taxes and the Great Northern Reservations Taxes to the Great Northern Operators for reimbursement; and Great Northern shall fully reimburse GNP LLC for the full amount of the Great Northern Reservations Taxes, if any, which are not reimbursed by the Great Northern Operators.

      6.5 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including without limitation, all Schedules attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, and Schedules shall, unless the context requires a different construction, be deemed to be references to the Articles, Sections and Schedules of this Agreement, respectively, and all such Schedules attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

      6.6 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

      6.7 No Third Party Rights. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

      6.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

      6.9 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, wherein the Conveyed Assets are located, shall apply.

      6.10 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

      6.11 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a "deed," "bill of sale" or "assignment" of the Conveyed Assets.

      6.12 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto and affected thereby.

      6.13 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This Agreement and such instruments contain the entire understanding of the parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

                  [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                           New Gauley Coal Corporation

                           By:   /s/  Nick Carter
                               -------------------------------------------------
                               Name:  Nick Carter
                               Title: President


                           Western Pocahontas Properties Limited Partnership

                           By: Western Pocahontas Corporation, its general
                               partner

                               By: /s/ Nick Carter
                                  ----------------------------------------------
                               Name:   Nick Carter
                               Title:  President


                           Great Northern Properties Limited Partnership

                           By: GNP Management Corporation, its general partner

                               By: /s/ Dwight L. Dunlap
                                  ----------------------------------------------
                               Name:   Dwight L. Dunlap
                               Title:  Chief Financial Officer


                           Ark Land Company

                           By:   /s/  Steven E. McCurdy
                               -------------------------------------------------
                               Name:  Steven E. McCurdy
                               Title: President


                          Signature Page 1 of 3 to the
                Contribution, Conveyance and Assumption Agreement

                                     NNG LLC

                                     By: NRP (Operating) LLC, its sole operating
                                         manager

                                         By: /s/ Nick Carter
                                             -----------------------------------
                                         Name:   Nick Carter
                                         Title:  President


                                     WPP LLC

                                     By: NRP (Operating) LLC, its sole operating
                                         manager

                                         By: /s/ Nick Carter
                                             -----------------------------------
                                         Name:   Nick Carter
                                         Title:  President


                                     GNP LLC

                                     By: NRP (Operating) LLC, its sole operating
                                         manager

                                         By: /s/ Nick Carter
                                             -----------------------------------
                                         Name:   Nick Carter
                                         Title:  President


                                     ACIN LLC

                                     By: NRP (Operating) LLC, its sole operating
                                         manager

                                         By: /s/ Nick Carter
                                             -----------------------------------
                                         Name:   Nick Carter
                                         Title:  President


                                     Robertson Coal Management LLC

                                     By: /s/ Corbin J. Robertson, Jr.
                                        ----------------------------------------
                                        Name:    Corbin J. Robertson, Jr.
                                        Title:   Sole Member


                          Signature Page 2 of 3 to the
                Contribution, Conveyance and Assumption Agreement

                                       NRP (Operating) LLC

                                       By: /s/ Nick Carter
                                          --------------------------------------
                                           Name:   Nick Carter
                                           Title:  President


                                       GP Natural Resource Partners LLC

                                       By: /s/ Nick Carter
                                          --------------------------------------
                                           Name:   Nick Carter
                                           Title:  President


                                       NRP (GP) LP

                                       By: GP Natural Resource Partners LLC,
                                           its general partner

                                       By: /s/ Nick Carter
                                          --------------------------------------
                                           Name:   Nick Carter
                                           Title:  President


                                       Natural Resource Partners L.P.

                                       By: NRP (GP) LP, its general partner
                                           By: GP Natural Resource Partners LLC,
                                               its general partner

                                       By: /s/ Nick Carter
                                          --------------------------------------
                                           Name:   Nick Carter
                                           Title:  President


                          Signature Page 3 of 3 to the
                Contribution, Conveyance and Assumption Agreement

                                  SCHEDULE 2.1
                                NEW GAULEY ASSETS

The real property and real property interests as are being conveyed by New Gauley Coal Corporation to NNG LLC, pursuant to, and as more fully described in the deeds of conveyance, dated October 14, 2002 by New Gauley Coal Company, as grantor to NNG LLC, as grantee, to be recorded in the real estate recording offices in the following counties:

Nicholas County, West Virginia

Greenbrier County, West Virginia

Cullman County, Alabama

Walker County, Alabama


                                  SCHEDULE 2.1
                CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

                                  SCHEDULE 2.2
                                   WPP ASSETS

The real property and real property interests as are being conveyed by Western Pocahontas Properties Limited Partnership to WPPLLC, pursuant to, and as more fully described in the deeds of conveyance, dated October 14, 2002 by Western Pocahontas Properties Limited Partnership, as grantor to WPP LLC, as grantee, to be recorded in the real estate recording offices in the following counties:

Boone County, West Virginia                      Cullman County, Alabama

Fayette County, West Virginia                    Walker County, Alabama

Grant County, West Virginia                      Breathitt County, Kentucky

Logan County, West Virginia                      Floyd County, Kentucky

Marion County, West Virginia                     Knott County, Kentucky

Mineral County, West Virginia                    Magoffin County, Kentucky

Mingo County, West Virginia                      Pike County, Kentucky

Nicholas County, West Virginia

Pocahontas County, West Virginia

Preston County, West Virginia

Randolph County, West Virginia

Raleigh County, West Virginia

Tucker County, West Virginia

Webster County, West Virginia

Wetzel County, West Virginia

Wyoming County, West Virginia

Garrett County, Maryland

Sullivan County, Indiana

Vigo County, Indiana


                                  SCHEDULE 2.2
                CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

                                  SCHEDULE 2.3
                              GREAT NORTHERN ASSETS

The real property and real property interests as are being conveyed by Great Northern Properties Limited Partnership to GNPLLC, pursuant to, and as more fully described in the deeds of conveyances, dated October 14, 2002 by Great Northern Properties Limited Partnership, as grantor to GNP LLC, as grantee, to be recorded in the real estate recording offices in the following counties:

Rosebud County, Montana

Treasure County, Montana


                                  SCHEDULE 2.3
                CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

                                  SCHEDULE 2.4
                                   ARK ASSETS

The real property and real property interests as are being conveyed by Ark Land Company to ACIN LLC pursuant to, and as more fully described in the deeds of conveyance, dated October 10, 2002 by Ark Land Company, as grantor to ACIN LLC, as grantee, to be recorded in the real estate recording offices in the following counties:

Letcher County, Kentucky

Harlan County, Kentucky

Johnson County, Kentucky

Kanawha County, West Virginia

Nicholas County, West Virginia

Clay County, West Virginia

Boone County, West Virginia

Raleigh County, West Virginia

Fayette County, West Virginia

Lincoln County, West Virginia

Wise County, Virginia

Perry County, Illinois

Jackson County, Illinois


                                  SCHEDULE 2.4
                CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT